UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 1, 2006

                           RAM ENERGY RESOURCES, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   000-50682                    20-0700684
----------------------------       -----------              -------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)             Identification No.)


5100 E. Skelly Drive, Suite 650, Tulsa, Oklahoma                  74135
------------------------------------------------                ----------
    (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (918) 663-2800

                     TREMISIS ENERGY ACQUISITION CORPORATION

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry Into a Material Definitive Agreement

     On May 10, 2006, the Registrant, through it's subsidiary, RWG Energy, Inc., entered into an amendment of its agreement with Targa North Texas, L.P., as successor in interest to Targa Midstream Services Limited Partnership, which revised the compensation to be paid to the Registrant's subsidiary for natural gas delivered under such agreement. A copy of the amendment is filed as Exhibit
10.23.1 to this Form 8-K Current Report.

Item 4.01.  Changes in Registrant's Certifying Accountant

(a)(1) (i) Effective June 1, 2006, the partners of UHY Mann Frankfort Stein & Lipp CPAs, LLP ("UHY Mann") joined UHY LLP, a New York limited liability partnership, which is the independent registered public accounting firm with which UHY Mann has an affiliation. UHY LLP is a legal entity that is separate from UHY Mann. UHY Mann ceased to provide audit services to RAM Energy Resources, Inc. (the "Company") upon consummation of the transaction with UHY LLP, and, contemporaneously with the consummation of such transaction, resigned as the independent auditors of the Company.

     (ii) None of the reports of UHY Mann on the financial statements of RAM Energy, Inc. for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The decision to change principal accountants from UHY Mann to UHY LLP has been approved by the Audit Committee of the Company.

     (iv) During the two most recent fiscal years of RAM Energy, Inc. and all subsequent interim periods, there were no disagreements between RAM Energy, Inc. and UHY Mann on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UHY Mann, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Company has provided UHY Mann with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company requested that UHY Mann deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. A copy of the letter of UHY Mann is filed as Exhibit 16 to this Form 8-K Current Report.

(a)(2) Effective June 1, 2006, the Company engaged UHY LLP as the Company's independent public accountants for the Company's fiscal year ending December 31, 2006 and the interim periods prior to such year-end. During the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted with UHY LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the limited liability partnership of UHY LLP provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim periods, the Company has not consulted with the limited liability partnership of UHY LLP on any matter that was the subject of a disagreement or a reportable event.

(a)(3) UHY LLP has informed the Company that it does not currently anticipate any changes in its audit engagement team for the Company solely as a result of the change in auditor from UHY Mann to UHY LLP.

Item 9.01  Financial Statements and Exhibits.

     (a)  Financial statements of business acquired. None.

     (b)  Pro forma financial information. None

     (c)  Shell Company Transactions. None

     (d)  Exhibits


Exhibit Number                Description

10.23.1* Amendment dated May 10, 2006 to agreement between Registrant and Targa North Texas, L.P.

16.1* Letter from UHY Mann Frankfort Stein & Lipp CPAs, LLP dated June 2, 2006 regarding change in certifying accountant.

     *Filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 2, 2006                          RAM ENERGY RESOURCES, INC.



                                      By: /s/ Larry E. Lee
                                      Name:  Larry E. Lee
                                      Title: Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit
No.           Description                         Method of Filing
-------       ------------------------------      -----------------------------

10.23.1       Amendment dated May 10, 2006 to     Filed herewith electronically
              agreement between Registrant and
              Targa North Texas, L.P.

16.1          Letter from UHY Mann Frankfort      Filed herewith electronically
              Stein & Lipp CPAs, LLP dated
              June 2, 2006 regarding change in
              certifying accountant.